Third Quarter 2015 Exhibit 99.2

Forward Looking Statement and Risk Factor This presentation contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include, among others, statements regarding trends, strategies, plans, beliefs, intentions, expectations, goals and opportunities. Forward looking statements are typically identified by words or phrases such as believe, expect, anticipate, intend, estimate, assume, strategy, plan, outlook, outcome, continue, remain, trend and variations of such words and similar expressions, or future or conditional verbs such as will, would, should, could, may or similar expressions. Actual results and performance could differ materially from those anticipated by these forward-looking statements. Factors that could cause such a difference include, but are not limited to, general economic conditions, changes in interest rates, deposit flows, loan demand, asset quality, including real estate and other collateral values, and competition. S&T cautions that these forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. These forward-looking statements speak only as of the date hereof, and S&T assumes no duty to update forward-looking statements. Subsequent written or oral statements attributable to S&T or persons acting on its behalf are expressly qualified in their entirety by the cautionary statements contained herein and those in S&T’s reports previously and subsequently filed with the Securities and Exchange Commission.

Non-GAAP Financial Measures In addition to the results of operations presented in accordance with Generally Accepted Accounting Principles (GAAP), S&T management uses and this presentation contains or references certain non-GAAP financial measures, such as net interest income on a fully taxable equivalent basis. S&T believes these financial measures provide information useful to investors in understanding our operational performance and business and performance trends which facilitate comparisons with the performance of others in the financial services industry. Although S&T believes that these non-GAAP financial measures enhance investors’ understanding of S&T’s business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP. The non-GAAP financial measures contained therein should be read in conjunction with the audited financial statements and analysis as presented in the Annual Report on Form 10-K as well as the unaudited financial statements and analyses as presented in the respective Quarterly Reports on Forms 10-Q for S&T Bancorp, Inc. and subsidiaries.

Corporate Profile

Performance Summary *Refer to appendix for reconciliation of Non-GAAP financial measures

STBA Investment Thesis Above peer performance Strategic and effective mergers and expansion Demonstrated expense discipline and efficiency Organic growth Excellent asset quality Stable regional economies with long-term oil and gas benefit

Performance

Performance

Performance

Mainline National Bank acquired - March 9, 2012 Northeast Ohio Loan Production Office opened – August 27, 2012 Gateway Bank acquired August 13, 2012 Western New York Loan Production Office opened – March 23, 2015 Integrity Bank acquired March 4, 2015 Central Ohio Loan Production Office opened – January 21, 2014 S&T Bank branch opens in State College, PA June 18, 2014 Mergers and expansion

Expenses

Expenses

Market Opportunity MSA 2016 Population (in thousands) 2016-2021 % Change Median HH Income (in thousands) Locations Deposits (in millions) Deposit Market Share % Loans (in millions) Pittsburgh, PA 2,353 0.14% 55 27 $1,846 1.6% $1,860 Indiana, PA1 87 (0.97)% 47 10 $1,399 58.3% $407 Jefferson-Clarion, PA2 83 (1.64)% 44 8 $555 34.7% $226 Harrisburg-Carlisle, PA 565 2.14% 61 4 $518 4.2% $364 DuBois, PA1 81 (0.39)% 43 2 $175 13.4% $119 Lancaster, PA 538 2.53% 60 3 $155 1.4% $359 Johnstown, PA 135 (3.51)% 43 6 $133 5.0% $73 Altoona, PA 125 (0.70)% 46 1 $49 2.1% $146 York-Hanover, PA 443 1.50% 59 1 $27 0.4% $70 State College, PA 161 3.01% 56 1 $11 0.4% $32 Akron, OH 705 0.55% 53 1 - - $77 Cleveland-Elyra, OH 2,061 (0.05)% 52 - - - $99 Columbus, OH 2,030 4.27% 58 1 - - $179 Rochester, NY 1,084 0.90% 55 1 - - $48 Buffalo-Cheektowaga-Niagara Falls, NY 1,137 0.85% 53 - - - $79 1 Micropolitan statistical area 2 Counties not part of an MSA or Micropolitan statistical area Source: SNL, Nielson, and internal data Growth

Asset quality

Asset quality

Stable regional economies with long-term oil & gas benefit Regional economy

Loan Mix As of 9.30.15 Home Equity 468 39% Mortgage/Construction 633 53% Other 91 8% CRE 2,112 57% C&I 1,238 33% Construction 384 10%

Rate Sensitivity As of 9.30.15 Loans & Securities Floating Rate 2,116 37% ARM/Future Reset 1,487 26% Fixed Rate 2,073 36% Total 5,676 100% Deposits & Borrowings Floating Rate/Short Wholesale Liabilities 914 17% Non-Maturity Variable Deposits 2,129 40% Non-Interest Bearing DDA 1,188 22% Fixed Rate 1,132 21% Total 5,364 100%

Senior Management Name Title Years in Banking Years with S&T Todd D. Brice President & CEO 30 30 Mark Kochvar Chief Financial Officer 29 23 David G. Antolik Chief Lending Officer 27 25 Ernest J. Draganza Chief Risk Officer 28 23 Patrick J. Haberfield Chief Credit Officer 28 5 David P. Ruddock Chief Operating Officer 30 30 Thomas J. Sposito, II Market Executive 30 3 Rebecca A. Stapleton Chief Banking Officer 27 27

Continuous Improvement Multi-Faceted Growth Profit Improvement Operational Effectiveness Culture Customer Experience Risk Management 3 mergers since 2012 3 new LPOs in 3 years State College branch opened in 2014 McCandless, PA branch opened in 2015 Closed 4 branches Converted 2 branches to drive-ups Insurance restructure Wealth Management restructure Sold merchant processing business Centralized collections New floor plan system New mortgage origination system New consumer loan origination system Replaced computer network Wealth Management system conversion New deposit origination platform Voted Best Place to Work in PA. AARP recognition Organization wide focus Marketing rebranding 2 branch innovation centers New training center Mobile expansion Balanced risk vs. reward

Stock Performance 1 YR 3YR 5YR 10YR STBA 42.63% 26.23% 16.72% 1.78% NASDAQ Bank 13.95% 16.05% 13.29% 1.49% KRX-Dow Jones KBW Regional Bank 14.47% 15.27% 14.24% 1.12% S&P 500 -0.62% 12.36% 13.31% 6.79% Institutional Ownership 43.25% Insider Ownership 3.01% Employee 401K 1.89% Source: Bloomberg Source: NASDAQ and internal data Source: SNL

Lines of Business Commercial Banking 49 commercial bankers 19 business bankers Privately held companies with sales up to $150 million Regional team based approach to credit delivery Dedicated small business (B2B) delivery channel Retail Banking Competitive, relationship driven Robust suite of deposit and loan products Over 121,000 households 63 branches; average size of $69.1 million Technology driven with over 89,000 online banking and over 39,000 mobile banking customers S&T-Evergreen Insurance Full service agency Commercial P&C (76%) Group life and health (12%) Personal lines (12%) Annual revenue of $5.3 million Focus on increasing penetration of S&T customer base Wealth Management $2.0 billion AUM 3 divisions S&T Trust S&T Financial Services RIA/Stewart Capital Annual revenue of $11.6 million Stewart Capital Mid-Cap Fund (SCMFX) with $100 million in assets

The Right Size Big enough to: Provide full complement of products and services Access technology Access capital markets Attract talent Expand – mergers and acquisitions/de novo Small enough to: Stay close to our customers Understand our markets Be responsive

Income Statement Dollars in thousands, except per share data

Balance Sheet Dollars in thousands

Loan Portfolio Dollars in thousands

Asset Quality Dollars in thousands

Capital **Refer to appendix for reconciliation of Non-GAAP financial measures

APPENDIX – Non-GAAP Measures

APPENDIX – Non-GAAP Measures

Third Quarter 2015